Neuberger Berman Equity Funds®

Supplement to the Prospectuses dated December 14, 2009

Neuberger Berman Small and Mid Cap Growth Fund:
Trust Class

The Board of Trustees of Neuberger Berman Equity Funds (the “Trust”) has approved the liquidation of Neuberger Berman Small and Mid Cap Growth Fund (the “Fund”), a series of the Trust.  Accordingly, the Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record.

The date of liquidation for the Fund currently is anticipated to be on or about May 28, 2010 (“Liquidation Date”). Investors may continue to redeem shares of the Fund through the Liquidation Date. As of the close of business on May 21, 2010, the Fund will no longer accept orders to buy Fund shares from new investors or existing shareholders (including purchases through dividend reinvestments). In connection with the liquidation, the Fund may depart from its stated goals, strategies and techniques as it begins to convert all portfolio securities to cash or cash equivalents in preparation of the distribution of its assets to shareholders.

The date of this supplement is April 29, 2010.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and
Institutional Services: 800-366-6264
Web site: www.nb.com